                                                                    EXHIBIT 23.2

                               CONSENT OF COUNSEL



     I hereby consent to the use of my name under the caption "Legal Matters" in a Prospectus included in the Registration Statement on Form S-3 of Sun Company, Inc. filed with the Securities and Exchange Commission on the date hereof.


                                         /s/ JONATHAN C. WALLER
                                         -----------------------------
                                         Jonathan C. Waller



Philadelphia, Pennsylvania
March 7, 1996